UBS Series Funds

Prospectus and SAI Supplement |  September 10, 2019

Supplement to the Prospectus and the Statement of Additional Information ("SAI"), each dated August 28, 2019.

Includes:

•  UBS Liquid Assets Government Fund

Dear Investor:

At a meeting held on September 9, 2019, the Board of Trustees of UBS Series Funds approved certain changes to the eligibility requirements of the UBS Liquid Assets Government Fund ("Fund"). The purpose of this supplement is to update certain information contained in the Prospectus regarding purchasing and selling shares of the fund. UBS Financial Services Inc. intends to determine the effective date of these changes in early-October, although it has indicated that these changes will likely take effect between mid-November and early-January 2020 ("Effective Date"). Once UBS Financial Services Inc. determines the Effective Date, the Fund will further supplement its registration statement to reflect the effective date of these changes, which will be available online on the Fund's website.

The Prospectus is hereby supplemented as shown below.

On the Effective Date, the section captioned "Fund summary" and sub-captioned "Purchase & sale of fund shares" on page 7 of the Prospectus is revised by replacing the first paragraph of that section in its entirety with the following:

The fund offers its shares primarily to "eligible benefit plans," which include: qualified plans with a pooled structure and 403(b) plans, including, in the case of both such plans, accounts opened by participants therein. You must be a client of UBS Financial Services Inc. to purchase fund shares. The fund is offered as a sweep fund for the automatic investment of free credit balances in your securities account. The fund has no minimum to add to an account through the automatic sweep arrangement. Your fund shares will be sold automatically to settle any outstanding securities purchases or debits to your securities account. Shares may be purchased and redeemed on any business day on which the Boston offices of the fund's custodian and the New York City offices of UBS Financial Services Inc. and its affiliated bank are all open for business.

On the Effective Date, the section captioned "Managing your fund account" and sub-captioned "Buying shares" on page 12 of the Prospectus is revised by replacing the first paragraph of that section in its entirety with the following:

The fund offers its shares to qualified benefit plans with pooled account structures and 403(b) retirement plans established as securities accounts at UBS Financial Services Inc.

ZS-1028

On the Effective Date, the section captioned "Managing your fund account" and sub-captioned "Automatic sweep programs" beginning on page 12 of the Prospectus is revised by replacing that section in its entirety with the following:

Automatic sweep programs. UBS Financial Services Inc. administers cash sweep programs under which free cash balances in certain client securities accounts are automatically "swept" or invested in shares in the fund. The terms and eligibility requirements for the Bank Sweep Programs are described in the UBS Account Agreements.

Investors who are eligible to have free cash balances swept to shares in the fund are referred to as "eligible participants."

On the Effective Date, the section captioned "Managing your fund account" and sub-captioned "Selecting and changing your sweep option" on page 12 of the Prospectus is revised by replacing that section in its entirety with the following:

Selecting and changing your sweep option. Please refer to the UBS Account Agreements for information on available sweep options, if any, including restrictions and eligibility requirements. If you would like to change your sweep option, please contact your Financial Advisor at UBS Financial Services Inc.

On the Effective Date, the section captioned "Managing your fund account" and sub-captioned "Eligible participants for the Bank Sweep Programs" on page 13 of the Prospectus is deleted in its entirety.

On the Effective Date, the section captioned "Managing your fund account" and sub-captioned "Buying shares of the fund by eligible participants" on page 13 of the Prospectus is deleted in its entirety.

On the Effective Date, the section captioned "Managing your fund account" and sub-captioned "Minimum investments" on page 13 of the Prospectus is revised by replacing that section in its entirety with the following:

Minimum investments

The fund has no minimum for initial investments or to add to an account, but reserves the right to establish mini- mum investment requirements at any time.

On the Effective Date, the section captioned "Managing your fund account" and sub-captioned "Benefit plans eligible to buy fund shares" beginning on page 13 of the Prospectus is revised by replacing that section in its entirety with the following:

Benefit plans and accounts eligible to buy fund shares

Eligible benefit plans and accounts include without limitation:

– cash or deferred arrangements (e.g., 401(k) plans, including SIMPLE 401(k) plans);

– tax-sheltered annuity plans (e.g., 403(b) plans)

– profit sharing plans;

– money purchase plans;

– defined benefit plans; and

– target benefit plans.

Other benefit plans and accounts may be eligible to buy fund shares. Contact your Financial Advisor at UBS Financial Services Inc. for more information regarding these benefit plans.

Although the amount that you may contribute to an eligible benefit plan in any one year is subject to certain limitations, you may invest and reinvest assets already held in an eligible benefit plan in the fund without regard to these limitations.

On the Effective Date, the section captioned "Managing your fund account" and sub-captioned "Selling shares" on page 14 of the Prospectus is revised by deleting the second paragraph of this section in its entirety.

On the Effective Date, the section captioned "Managing your fund account" and sub-captioned "More information regarding "Eligible Participants"" on page 14 of the Prospectus is revised by deleting that section in its entirety.

On the Effective Date, the section captioned "Managing your fund account" and sub-captioned "Temporary sweep option" on page 14 of the Prospectus is revised by deleting that section in its entirety.

On the Effective Date, the section captioned "Additional purchase and redemption information" and sub-captioned "Additional purchase information" on page 30 of the SAI is revised by replacing the first paragraph of that section in its entirety with the following:

Additional purchase information. The fund offers its shares primarily to "eligible benefit plans," which include: qualified plans with a pooled structure and 403(b) plans, including, in the case of both such plans, accounts opened by participants therein. A description of the types of eligible benefit plans and accounts and other investors that may buy fund shares is included in the prospectus. A UBS Financial Services Inc. client who has an eligible benefit plan or account will be eligible to purchase shares of the fund upon acceptance of a purchase order by UBS Financial Services Inc. Eligibility of participants is within the discretion of UBS Financial Services Inc. In the event that a client is no longer eligible to buy shares, the client may not continue to hold shares of the fund in accordance with the terms of his or her account with UBS Financial Services Inc. The fund may be made available to certain other investors.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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